Note 9 - Preferred Shares	6 Months Ended
Jun. 30, 2022
Notes to Financial Statements
Preferred Stock [Text Block]

9. Preferred shares

A summary of the Company's “Preferred shares” is discussed in Note 14 of the Company’s consolidated financial statements for the year ended December 31, 2021, included in the 2021 Annual Report.

On  January 29, 2021, the Company agreed to redeem $3.0 million of its Series B Preferred Shares. In parallel with the redemption, the holders of the remaining Series B Preferred Shares agreed to reduce the annual dividend rate to 8% for two years from the 14% per annum level it was set to increase on  January 29, 2021. The difference between (1) the fair value of the consideration transferred to the holders of the EuroDry Series B Preferred Shares (comprising the cash payment offered) and (2) the carrying amount of the Series B Preferred Shares before the redemption (net of issuance costs) amounted to $120,000, and was recorded as preferred deemed dividend.

On  December 16, 2021, the Company agreed to redeem all the outstanding balance of its Series B Preferred Shares amounting to $13,606,000.

For the six-month period ended  June 30, 2021, the Company declared two consecutive dividends totaling $570,925, which were paid in cash within the third quarter of 2021.